                               Annual Report
              ------------------------------------------------
                             Premier Strategic
              ------------------------------------------------
                                 Investing
              ------------------------------------------------




                              October 31, 1995

                                [lion logo]

Letter to Shareholders
--------------------------------------------------------------------------------

Dear Shareholder:

    As your new portfolio manager, in this letter I describe my investment strategy as well as report on the results for the latest fiscal year. To place these changes in their proper setting, the general economic and market events of recent months are also discussed.

ECONOMIC ENVIRONMENT

    The much-desired soft landing for the U.S. economy that the Federal Reserve Board has been striving to attain appears to have occurred. This is the result of more than a year of moves by the Fed to tighten interest rates, followed by a token loosening of the reins last summer.
    Now that the economy is no longer overactive, the central bank must concern itself with the possibility that the economy might slow down more than would be desirable. However, the latest economic statistics do not contain convincing evidence of that happening. The housing industry is doing well. Industrial orders continue to expand and gross domestic product keeps on growing, albeit at a reduced rate.
    In the meantime, the rate of inflation appears to be under firm control. Consumer prices have advanced only at a very moderate pace, and average wages have barely inched ahead. Unemployment has not gotten out of hand, and hovers near the so-called full employment level.
    Retail spending has settled down, in part because consumers are carrying large debit balances in mortgage and credit card debts. To what extent this will affect holiday shopping remains to be seen. The industrial sector of the economy, however, appears to be forging ahead.

MARKET ENVIRONMENT

    As your Fund reached the end of its fiscal year, October 31, 1995, stocks were not far below the record levels they had reached earlier in the fall.
    Among the factors accounting for this market strength were good corporate profits and low interest rates. Third quarter profit reports from leading corporations, while not universally favorable, were better than earlier quarters. The extensive lean and mean corporate reorganizations of the past few years appear to be paying off. Even though the pricing environment for most corporate products is extremely competitive, manufacturers and service providers appear able to squeeze out improved profits.
    How long that continuing improvement will last is an open question. Many economists think that profit levels may flatten out over the coming months. The recent record on that score, however, has been encouraging.
    Interest rates also have buoyed stock prices and sustained the bond market. As the cost of borrowing has steadily decreased, many corporations have benefitted. This advantage has been particularly notable with public utilities.
    Another factor in market strength has been the relentless advance of technology, which has virtually forced corporations -- and now individual households as well -- to reequip in order to keep up with technical progress. The obvious result has been seen in record prices commanded during the year by high technology stocks. While some disillusionment may set in, the market appears to have taken a very optimistic view of the long-range outlook for these companies.
    In addition, equities have been favorably affected by the very large inflow of investment money, on a regular basis, from 401(k) and other retirement plans. To be sure, money managers could at some point turn off the spigot, and divert this cash flow into bonds or money market instruments. During the past year, however, equity purchases by pension funds and other retirement investors have provided a supportive background for stock prices.
    Of course, there are some concerns. Perhaps the biggest has been the struggle between Congress and the White House over how to reduce Government spending and cut the burden of the Government's perennial deficit.
Hopefully, this impasse will be settled soon. In the meantime, the uncertainties in Washington have been a source of some concern to investors.
    The fading value of the U.S. dollar has also been a question mark. Yet, after hitting a low last spring, the dollar has gradually recovered some lost ground. This dollar rebound reflects weakness in the economies of Western Europe and Japan, but also the strengthening of economic activity here at home.

INVESTMENT STRATEGY

    A new investment style has been introduced for Premier Strategic Investing, one which emphasizes finding unusual values in common stocks.
    Value stock investors look for undervalued opportunities: They want to buy growing companies but they don't want to pay much for them. The reasons that value stocks tend to appreciate in value typically include higher dividends; reliance on more known (as contrasted with projected) data for evaluation; the tendency of low valuations to rise over time; and the concept of contrarian investing: buying stocks that other investors do not like yet. The fact that value stocks are selling at comparatively low prices relative to specific measures should, we believe, lessen the downside risk in these securities if bad news is encountered. Of course, there can be no guarantee that any stock, regardless of how attractive its price may seem, will not decline in value.
    Our approach to the selection of value stocks starts with our analysts, who are an integral part of our investment team. We work exclusively with securities that our analysts know and follow closely.
    Using the analysts' work as a starting point, we then screen stocks by computer according to two principal methods. First, we screen for high projected earnings (the inverse of the price-to-earnings ratio). Then we apply our own proprietary screen which dynamically analyzes 21 fundamental factors that have historically affected stock prices. These factors include the growth outlook over various time horizons, several relative value measures, company size, earnings revisions and surprises, cash flow, financial and foreign leverage, price momentum and a qualitative evaluation of the potential for positive change to occur at each company.
    Combining this data with our analysts' knowledge of individual companies, we then construct a core portfolio of 40 to 50 names that seeks to be adequately diversified without overly diluting the potential impact of good investment ideas.
    Selling is also a major part of our discipline. Here again, we use specific criteria for determining when selling out a position is required.

    Finally, we employ a strategic overlay investment process that seeks to add value through more aggressive investment techniques and instruments. These will include added industry and security concentration, small capitalization holdings, short-selling selected securities, and the opportune use of high-yield corporate debt securities.

PORTFOLIO OVERVIEW

      In the beginning of the fiscal year the portfolio was in a very defensive posture with a high percentage of its holdings in cash and short sales. This position was changed in the late winter and during the following months the portfolio's performance began to improve. When the present manager took over in August, the value investing strategy was introduced; however, it will take several months for the new strategy to become effective. Because of the high cash position and inopportune short positions early on in the fiscal year, the Fund's performance lagged the S&P 500 this fiscal year. The Fund's latest fiscal year, which ended October 31, 1995, includes only a short period that fully reflects the new management approach.
    For the full 12 months, the Fund's total return was 12.43% for Class A shares. For Class B shares, the return was 11.50%.* The Standard & Poor's 500 Composite Stock Price Index returned 26.41%** for the same period. The Fund's Class C and Class R shares commenced operations on September 5, 1995. For the periods from September 5, 1995 through October 31, 1995, the total return was -0.23% for Class C shares and -.05% for Class R shares.
    Since changing the Fund's investment style, we reduced its cash equivalent reserves from about 25% to a negligible amount. Equity holdings now comprise almost the entire portfolio.
    As the fiscal year ended, our primary investment themes included:
    Depressed high-growth securities: Sensormatic Electronics, Zilog, Creative Technologies and McCormick.
    Stocks with asset restructuring potential: General Motors, Amerada Hess, Dean Witter Discover, Sandoz, Warner Lambert, Monsanto, James River, Westinghouse, Masco, Allied Signal, FMC, TRINOVA, Dayton Hudson and General Electric.
    Neglected or misunderstood companies: Eastman Kodak, First Brands, Philips Electronics, Sofamor/Danek Group, Witco, AT&T and Ameritech.
    Companies with new, unappreciated growth opportunities: Grand Casinos, Wendy's International, Texaco, Guidant, Baxter International, Praxair, Citicorp and Columbia/HCA Healthcare.
    In the strategic overlay portion of the portfolio, which runs about 20% of total assets, we have placed special emphasis on certain industry sectors, notably health care, producer manufacturing, process industries and consumer nondurables; sold short shares of Caremark International; and taken positions in a few small capitalization companies, namely Midwest Express, Tel-Save, and Duff & Phelps Credit.
    To make funds available for such purchases, we sold a number of issues that had been in the portfolio prior to August. The largest of these sales included part of the Citicorp position, Amoco, Occidental Petroleum, Placer Dome, Corning and WMX Technologies.

    It is a pleasure to have been named to manage your assets in this portfolio. I will endeavor to serve you to the best of my abilities.
                                            Sincerely,



                                            Timothy M. Ghriskey
                                            Portfolio Manager
November 15, 1995
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
** Source: Lipper Analytical Services, Inc. -- Unlike the Fund, which may employ a variety of investment techniques, Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance consisting solely of equity securities.

Premier Strategic Investing
(formerly Dreyfus Strategic Investing)-See Note 1      October 31, 1995
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PREMIER STRATEGIC INVESTING CLASS A SHARES AND THE STANDARD & POOR'S 500
COMPOSITE STOCK PRICE INDEX

[chart]


*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns

----------------------------------------------------------------------------------------------------------------------
                          Class A Shares                                           Class B Shares
------------------------------------------------------------  --------------------------------------------------------
                                                                                                 % Return Reflecting
                                              % Return                                          Applicable Contingent
                                             Reflecting                              % Return       Deferred Sales
                        % Return Without   Maximum Initial                           Assuming No     Charge Upon
Period ended 10/31/95      Sales Charge  Sales Charge (4.5%)  Period ended 10/31/95  Redemption       Redemption*
----------------------     -------------    ----------        -----------------      ----------       -----------
1 Year                        12.43%            7.40%         1 Year                    11.50%            7.50%
5 Years                       10.84             9.83          From Inception (1/15/93)   4.75             3.76
From Inception (10/16/86)     12.05            11.48


Actual Aggregate Total Returns

----------------------------------------------------------------------------------------------------------------------
                          Class C Shares                                           Class R Shares
------------------------------------------------------------     -----------------------------------------------------
                                           % Return Reflecting
                                          Applicable Contingent
                              % Return       Deferred Sales
                             Assuming No     Charge Upon
Period ended 10/31/95        Redemption      Redemption**        Period ended 10/31/95
----------------------       -----------   -----------------     ----------------------
From Inception (9/1/95)      (0.23)%           (1.23)%           From Inception (9/1/95)(.05)%


Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Premier Strategic Investing on 10/16/86 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 10/31/86 is used as the beginning value on 10/16/86. All dividends and capital gain distributions are reinvested. Performance for Class B shares, Class C shares and Class R shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report.

 *Maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**Maximum contingent deferred sales charge for Class C shares is 1% within one year of the date of purchase.

Premier Strategic Investing
--------------------------------------------------------------------------------
(formerly Dreyfus Strategic Investing)-See Note 1
Statement of Investments                                        October 31, 1995

Common Stocks-90.4%                                                                       Shares             Value
-----------------------------------------------------------------------                 ------------      ------------
               Commercial
                  Services-2.2%    American Greetings, Cl. A...........                     175,000       $  5,512,500
                                                                                                          ------------
             Consumer
                  Durables-4.0%    Eastman Kodak.......................                      85,000          5,323,125
                                   General Motors......................                     110,000          4,812,500
                                                                                                          ------------
                                                                                                            10,135,625

              Consumer
               Non-Durables-7.5%   First Brands........................                     115,000          5,261,250
                                   Jones Apparel Group.................                     100,000(a)       3,425,000
                                   McCormick & Co......................                     225,000          5,568,750
                                   Warnaco Group, Cl. A................                     205,000          4,766,250
                                                                                                          ------------
                                                                                                            19,021,250
                                                                                                          ------------
              Consumer
                 Services-4.5%     Grand Casinos.......................                     150,000(a)       5,962,500
                                   Wendy's International...............                     270,000          5,366,250
                                                                                                          ------------
                                                                                                            11,328,750
                                                                                                          ------------
               Consumer
                  Staples-2.0%     Philip Morris Cos...................                      60,000          5,070,000
                                                                                                          ------------
                   Energy-6.0%     Amerada Hess........................                     105,000          4,738,125
                                     Texaco............................                     155,000         10,559,375
                                                                                                          ------------
                                                                                                            15,297,500
                                                                                                          ------------
                  Finance-9.2%     Citicorp............................                      80,780          5,240,603
                                   Duff & Phelps.......................                     117,900          1,842,188
                                   FINOVA Group........................                     115,000          5,203,750
                                   PMI Group...........................                     110,000          5,280,000
                                   Prudential Reinsurance Holdings.....                     278,000          5,664,250
                                                                                                          ------------
                                                                                                            23,230,791
                                                                                                          ------------
             Health Care-15.3%     Baxter International................                      75,000          2,896,875
                                   Guidant.............................                     350,000(a)      11,200,000
                                   McKesson............................                     119,000          5,682,250
                                   Rhone-Poulenc Rorer.................                     105,000          4,948,125
                                   Sandoz AG...........................                       8,220          6,783,038
                                   Sofamor/Danek Group.................                      85,000(a)       2,082,500
                                   Warner-Lambert......................                      60,000          5,107,500
                                                                                                          ------------
                                                                                                            38,700,288
                                                                                                          ------------

Premier Strategic Investing
(formerly Dreyfus Strategic Investing)-See Note 1
--------------------------------------------------------------------------------
Statement of Investments (continued)                            October 31, 1995

Common Stocks-(continued)                                                                 Shares             Value
-----------------------------------------------------------------------                 ------------      ------------
          Process Industries-6.2%    James River.......................                     150,000         $4,818,750
                                     Monsanto..........................                      55,000          5,761,250
                                     Praxair...........................                     195,000          5,265,000
                                                                                                          ------------
                                                                                                            15,845,000
                                                                                                          ------------
              Producer
              Manufacturing-11.2%    AlliedSignal......................                     114,000          4,845,000
                                     General Electric..................                      90,000          5,692,500
                                     Masco.............................                     190,000          5,343,750
                                     Philips Electronics, N.V. A.D.R...                     115,000          4,441,875
                                     TRINOVA...........................                     100,000          2,812,500
                                     Westinghouse Electric.............                     370,000          5,226,250
                                                                                                          ------------
                                                                                                            28,361,875
                                                                                                          ------------
                Retail Trade-4.3%    Dayton Hudson.....................                      70,000          4,812,500
                                     Intimate Brands...................                     300,000(a)       5,025,000
                                     Tandy.............................                      22,500          1,110,937
                                                                                                          ------------
                                                                                                            10,948,437
                                                                                                          ------------
                  Technology-9.0%    Applied Materials.................                     100,000(a)       5,012,500
                                     Boeing............................                      75,000          4,921,875
                                     Creative Technology...............                     260,000(a)       3,022,500
                                     Digital Equipment.................                      95,000(a)       5,141,875
                                     International Business Machines...                      47,000          4,570,750
                                                                                                          ------------
                                                                                                            22,669,500
                                                                                                          ------------
              Transportation-2.0%    Tidewater.........................                     195,000          5,143,125
                                                                                                          ------------
                   Utilities-7.0%    AT&T..............................                     100,000          6,400,000
                                     Ameritech.........................                     108,000          5,832,000
                                     Entergy...........................                     190,000          5,415,000
                                                                                                          ------------
                                                                                                            17,647,000
                                                                                                          ------------
                                     TOTAL COMMON STOCKS
                                       (cost $216,545,699).............                                   $228,911,641
                                                                                                          ------------
                                                                                                          ------------

Premier Strategic Investing
--------------------------------------------------------------------------------
(formerly Dreyfus Strategic Investing)-See Note 1
Statement of Investments (continued)                            October 31, 1995

                                                                                         Principal
Short-Term Investments-2.5%                                                                Amount            Value
-----------------------------------------------------------------------                 ------------      ------------
              U.S. Treasury Bills:   6.15%, 11/16/1995.................                $    125,000(b)    $    124,730
                                     6.52%, 12/14/1995.................                       4,000              3,975
                                     5.42%, 12/21/1995.................                   6,240,000(c)       6,194,947
                                                                                                          ------------
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $6,323,033)...............                                   $  6,323,652
                                                                                                          ------------
                                                                                                          ------------

TOTAL INVESTMENTS (cost $222,868,732)..................................                        92.9%      $235,235,293
                                                                                            -------       ------------
                                                                                            -------       ------------
CASH AND RECEIVABLES (NET).............................................                         7.1%      $ 17,917,782
                                                                                            -------       ------------
                                                                                            -------       ------------
NET ASSETS.............................................................                       100.0%      $253,153,075
                                                                                            -------       ------------
                                                                                            -------       ------------

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a)Non-income producing.
(b)Partially held by custodian in a segregated account as collateral for open futures positions.
(c)Partially held by brokers as collateral for open short positions.

Statement of Financial Futures                                October 31, 1995
--------------------------------------------------------------------------------

                                                                    Market Value                          Unrealized
                                                     Number of         Covered                           Appreciation
Financial Futures Long;                              Contracts      by Contracts       Expiration        at 10/31/95
                                                     ---------      ------------     -------------      -------------
Standard & Poor's 500...................                11          $ 3,211,175       December '95         $46,475
                                                                                                        -------------
                                                                                                        -------------

Statement of Securities Sold Short                           October 31, 1995
--------------------------------------------------------------------------------
Common Stocks                                                                               Shares           Value
                                                                                          ----------     ----------
Caremark International..........................................................             150,000     $3,093,750
Ventritex.......................................................................              10,000        196,250
                                                                                                         ----------
TOTAL SECURITIES SOLD SHORT (proceeds $3,256,943)...............................                         $3,290,000
                                                                                                         ----------
                                                                                                         ----------

See notes to financial statements.

Premier Strategic Investing
(formerly Dreyfus Strategic Investing)-See Note 1
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                             October 31, 1995

ASSETS:
    Investments in securities, at value (cost $222,868,732)-see statement                                 $235,235,293
    Cash...............................................................                                        724,301
    Receivable for investment securities sold..........................                                     23,248,527
    Receivable from brokers for proceeds on securities sold short......                                      3,256,943
    Dividends and interest receivable..................................                                        189,734
    Receivable for shares of Beneficial Interest subscribed............                                          2,848
    Prepaid expenses...................................................                                         36,266
                                                                                                          ------------
                                                                                                           262,693,912
LIABILITIES:
    Due to The Dreyfus Corporation.....................................                  $  164,058
    Due to Distributor.................................................                      83,382
    Payable for investment securities purchased........................                   5,469,967
    Securities sold short, at value (proceeds $3,256,943)-see statement                   3,290,000
    Net unrealized depreciation on forward currency exchange
      contracts-Note 4(a)..............................................                     320,942
    Payable for shares of Beneficial Interest redeemed.................                      32,886
    Accrued expenses...................................................                     179,602          9,540,837
                                                                                         ----------       ------------
NET ASSETS.............................................................                                   $253,153,075
                                                                                                          ------------
                                                                                                          ------------
REPRESENTED BY:
    Paid-in capital....................................................                                   $213,976,231
    Accumulated undistributed investment income-net....................                                      1,567,646
    Accumulated undistributed net realized gain on investments.........                                     25,550,161
    Accumulated net unrealized appreciation on investments and foreign currency transactions (including $46,475 net unrealized appreciation
      on financial futures)-Note 4(b)..................................                                     12,059,037
                                                                                                          ------------
NET ASSETS at value....................................................                                   $253,153,075
                                                                                                          ------------
                                                                                                          ------------
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value authorized).................                                      9,669,214
                                                                                                          ------------
                                                                                                          ------------
    Class B Shares
      (unlimited number of $.001 par value authorized).................                                      2,095,628
                                                                                                          ------------
                                                                                                          ------------
    Class C Shares
      (unlimited number of $.001 par value authorized).................                                             47
                                                                                                          ------------
                                                                                                          ------------
    Class R Shares
      (unlimited number of $.001 par value authorized).................                                             46
                                                                                                          ------------
                                                                                                          ------------
NET ASSET VALUE per share:
    Class A Shares ($208,785,984 / 9,669,214 shares)...................                                         $21.59
                                                                                                          ------------
                                                                                                          ------------
    Class B Shares ($44,365,093 / 2,095,628 shares)....................                                         $21.17
                                                                                                          ------------
                                                                                                          ------------
    Class C Shares ($998 / 47.16 shares)...............................                                         $21.16
                                                                                                          ------------
                                                                                                          ------------
    Class R Shares ($1,000 / 46.30 shares).............................                                         $21.60
                                                                                                          ------------
                                                                                                          ------------

                     See notes to financial statements.

Premier Strategic Investing
(formerly Dreyfus Strategic Investing)-See Note 1
--------------------------------------------------------------------------------
Statement of Operations                              year ended October 31, 1995

INVESTMENT INCOME:
  Income:
    Interest...........................................................                 $ 4,049,252
    Cash dividends (net of $10,496 foreign taxes withheld at source)...                   3,173,473
                                                                                        -----------
      Total Income.....................................................                                   $ 7,222,725
  Expenses:
    Management fee-Note 3(a)...........................................                   1,953,914
    Shareholder servicing costs-Note 3(c)..............................                   1,000,964
    Distribution fees-Note 3(b)........................................                     315,492
    Professional fees..................................................                      71,993
    Dividends on securities sold short.................................                      70,017
    Loan commitment fees-Note 2........................................                      64,583
    Custodian fees.....................................................                      56,598
    Registration fees..................................................                      39,831
    Trustees' fees and expenses-Note 3(d)..............................                      39,744
    Shareholders' reports..............................................                      10,951
    Miscellaneous......................................................                       8,308
                                                                                        -----------
        Total Expenses.................................................                                     3,632,395
                                                                                                          -----------
    INVESTMENT INCOME-NET..............................................                                     3,590,330
                                                                                                          -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain (loss) on investments-Note 4(a):
    Long transactions (including options and foreign currency transactions)             $27,043,597
    Short sale transactions............................................                  (2,453,670)
    Net realized (loss) on financial futures-Note 4(a).................                    (406,925)
    Net realized (loss) on forward currency exchange transactions......                     (49,555)
                                                                                        -----------
    Net Realized Gain..................................................                                    24,133,447
    Net unrealized appreciation on investments, securities sold short and translation of assets and liabilities in foreign currencies
      (including $758,100 net unrealized appreciation on financial futures)                                 1,574,520
                                                                                                          -----------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..............                                    25,707,967
                                                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................                                   $29,298,297
                                                                                                          -----------
                                                                                                          -----------

                    See notes to financial statements.

Premier Strategic Investing
(formerly Dreyfus Strategic Investing)-See Note 1
--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                          Year Ended October 31,
                                                                                    ----------------------------------
                                                                                          1994                1995
                                                                                    --------------      -------------
OPERATIONS:
    Investment income (loss)-net.......................................             $     (115,350)     $   3,590,330
    Net realized gain on investments...................................                  8,966,398         24,133,447
    Net unrealized appreciation (depreciation) on investments for the year             (30,980,097)         1,574,520
                                                                                    --------------      -------------
      Net Increase (Decrease) In Net Assets
        Resulting From Operations......................................                (22,129,049)        29,298,297
                                                                                    --------------      -------------
DIVIDENDS TO SHAREHOLDERS:
    From investment income-net:
      Class A shares...................................................                     -                (595,707)
      Class B shares...................................................                     -                 (52,362)
    In excess of investment income-net:
      Class A shares...................................................                 (1,425,741)            -
      Class B shares...................................................                   (116,253)            -
    From net realized gain on investments:
      Class A shares...................................................                (26,597,901)        (6,469,383)
      Class B shares...................................................                 (2,951,918)        (1,137,286)
                                                                                    --------------      -------------
        Total Dividends................................................                (31,091,813)        (8,254,738)
                                                                                    --------------      -------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares...................................................                 49,925,537         21,994,003
      Class B shares...................................................                 21,282,593          7,596,999
      Class C shares...................................................                     -                   1,000
      Class R shares...................................................                     -                   1,000
    Dividends reinvested:
      Class A shares...................................................                 25,815,338          6,576,053
      Class B shares...................................................                  2,988,881          1,152,348
    Cost of shares redeemed:
      Class A shares...................................................                (65,443,064)       (76,782,353)
      Class B shares...................................................                 (2,932,744)        (8,700,597)
                                                                                    --------------      -------------
        Increase (Decrease) In Net Assets
          From Beneficial Interest Transactions........................                 31,636,541        (48,161,547)
                                                                                    --------------      -------------
          Total (Decrease) In Net Assets...............................                (21,584,321)       (27,117,988)
NET ASSETS:
    Beginning of year..................................................                301,855,384        280,271,063
                                                                                    --------------      -------------
    End of year [including distributions in excess of investment income-net;
      ($1,374,615) in 1994 and undistributed investment income-net;
      $1,567,646 in 1995)..............................................             $  280,271,063      $ 253,153,075
                                                                                    --------------      -------------
                                                                                    --------------      -------------

Premier Strategic Investing
(formerly Dreyfus Strategic Investing)-See Note 1
--------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)

                                                                             Shares
                                         ------------------------------------------------------------------------------------
                                                   Class A                     Class B             Class C         Class R
                                         -------------------------      -----------------------  ------------    ------------
                                                                                                 Period Ended    Period Ended
                                          Year Ended October 31,         Year Ended October 31,   October 31,    October 31,
                                        --------------------------       ----------------------
                                           1994           1995            1994          1995        1995*          1995*
                                        ---------       ----------      ----------    ---------  -----------     -----------
CAPITAL SHARE TRANSACTIONS:
    Shares sold...............          2,345,076        1,104,032       993,936      375,923         47             46
    Shares issued for dividends
      reinvested..............          1,240,296          357,006       144,600       63,385          -             -
    Shares redeemed...........         (3,127,724)      (3,862,550)     (144,563)    (431,198)         -             -
                                       ----------        ---------      --------     --------     -----------     ---------
      Net Increase (Decrease)
        In Shares Outstanding.            457,648       (2,401,512)      993,973        8,110         47             46
                                       ----------        ---------      --------     --------     -----------     ---------
                                       ----------        ---------      --------     --------     -----------     ---------

----------------
* From September 1, 1995 (commencement of initial offering) to October 31,
1995.

                      See notes to financial statements.

Premier Strategic Investing
(formerly Dreyfus Strategic Investing)-See Note 1
--------------------------------------------------------------------------------
Financial Highlights
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                              Class A Shares
                                                        -----------------------------------------------------------
                                                                           Year Ended October 31,
                                                        -----------------------------------------------------------
PER SHARE DATA:                                          1991          1992         1993         1994         1995
                                                        ------        ------       ------       ------       ------
    Net asset value, beginning of year...               $18.03        $22.12       $19.90       $23.77       $19.83
                                                        ------        ------       ------       ------       ------
    Investment Operations:
    Investment Income (loss)-net.........                  .21           .06          .03          .01          .31
    Net realized and unrealized gain (loss) on
      investments........................                 5.77          (.46)        3.89        (1.54)        2.04
                                                        ------        ------       ------       ------       ------
      Total from Investment Operations...                 5.98          (.40)        3.92        (1.53)        2.35
                                                        ------        ------       ------       ------       ------
    Distributions:
    Dividends from investment income-net.                 (.34)         (.14)        (.05)         -           (.05)
    Dividends in excess of investment
      income-net.........................                     -            -            -         (.12)          -
    Dividends from net realized gain on
      investments........................                (1.55)        (1.68)           -        (2.29)        (.54)
                                                        ------        ------       ------       ------       ------
      Total Distributions................                (1.89)        (1.82)        (.05)       (2.41)        (.59)
                                                        ------        ------       ------       ------       ------
    Net asset value, end of year.........               $22.12        $19.90       $23.77       $19.83       $21.59
                                                        ------        ------       ------       ------       ------
                                                        ------        ------       ------       ------       ------
TOTAL INVESTMENT RETURN*.................                36.50%        (2.04%)      19.71%       (6.92%)      12.43%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to
      average net assets.................                 1.35%         1.30%        1.27%        1.29%        1.22%
    Ratio of interest expense, loan commitment
      fees and dividends on securities sold
      short to average net assets........                  .58%          .38%         .47%         .25%         .05%
    Ratio of net investment income (loss)
      to average net assets..............                 1.07%          .22%         .16%         .04%        1.51%
    Portfolio Turnover Rate..............               207.10%       204.73%      237.14%      199.13%      244.82%
    Net Assets, end of year (000's Omitted)           $145,717      $243,148     $276,022     $239,407     $208,786

--------------
*  Exclusive of sales load.

                       See notes to financial statements.

Premier Strategic Investing
(formerly Dreyfus Strategic Investing)-See Note 1
--------------------------------------------------------------------------------
Financial Highlights (continued)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                  Class B Shares           Class C Shares  Class R Shares
                                                        ---------------------------------  -------------   ------------
                                                                                            Period Ended   Period Ended
                                                           Year Ended October 31,            October 31,    October 31,
                                                        ---------------------------------  -------------   ------------
PER SHARE DATA:                                         1993(1)        1994         1995        1995(2)      1995(2)
                                                        ------        ------       ------       ------       ------
    Net asset value, beginning of year...               $21.38        $23.62       $19.58       $21.21       $21.61
                                                        ------        ------       ------       ------       ------
    Investment Operations:
    Investment Income (loss)-net.........                 (.07)         (.04)         .14         (.04)         -
    Net realized and unrealized gain (loss) on
      investments........................                 2.31         (1.62)        2.02         (.01)        (.01)
                                                        ------        ------       ------       ------       ------
      Total from Investment Operations...                 2.24         (1.66)        2.16         (.05)        (.01)
                                                        ------        ------       ------       ------       ------
    Distributions:
    Dividends from investment income-net.                  -            -            (.03)         -           -
    Dividends in excess of investment
      income-net.........................                  -            (.09)          -           -           -
    Dividends from net realized gain on
      investments........................                  -           (2.29)        (.54)         -           -
                                                        ------        ------       ------       ------       ------
      Total Distributions................                  -           (2.38)        (.57)         -           -
                                                        ------        ------       ------       ------       ------
    Net asset value, end of year.........               $23.62        $19.58       $21.17       $21.16       $21.60
                                                        ------        ------       ------       ------       ------
                                                        ------        ------       ------       ------       ------
TOTAL INVESTMENT RETURN(3)...............                10.48%(4)     (7.58%)      11.50%        (.24%)(4)    (.05%)(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to
      average net assets.................                 1.65%(4)      1.84%        1.97%         .36%(4)      .17%(4)
    Ratio of interest expense, loan commitment
      fees and dividends on securities sold
      short to average net assets........                  .44%(4)       .24%         .05%         -            -
    Ratio of net investment income (loss)
      to average net assets..............                 (.69%)(4)     (.61%)        .71%        (.18%)(4)     -
    Portfolio Turnover Rate..............               237.14%       199.13%      244.82%      244.82%      244.82%
    Net Assets, end of year (000's Omitted)            $25,833       $40,864      $44,365           $1           $1

----------
(1)    From January 15, 1993 (commencement of initial offering) to October 31, 1993.
(2)    From September 1, 1995 (commencement of initial offering) to October 31, 1995.
(3)    Exclusive of sales load.
(4)    Not annualized.

                       See notes to financial statements.

Premier Strategic Investing
(formerly Dreyfus Strategic Investing)-See Note 1
--------------------------------------------------------------------------------
Notes To Financial Statements

NOTE 1-Significant Accounting Policies:

        The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
        Effective September 1, 1995, the Fund changed its name from Dreyfus Strategic Investing to Premier Strategic Investing.
        The Fund offers Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase, Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the four Classes include the services offered to and the expenses borne by each Class and certain voting rights.
        (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Investments in forward currency exchange contracts are valued at the offsetting rates.
        (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
        Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

Premier Strategic Investing
(formerly Dreyfus Strategic Investing)-See Note 1
--------------------------------------------------------------------------------
Notes To Financial Statements (continued)

        (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
        (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distributio n requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
        (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2-Bank Line of Credit:

        In accordance with an agreement with a bank, the Fund could borrow up to $60 million from November 1, 1994 through September 6, 1995 under a short-term unsecured line of credit. In connection therewith, the Fund had agreed to pay commitment fees at an annual rate of .125 of 1% on the total line of credit. Interest on borrowings was charged at rates which are related to the Federal Funds rate in effect from time to time.
        During the year ended October 31, 1995, there were no borrowings under the line of credit.

NOTE 3-Management Fee and Other Transactions With Affiliates:

        (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates loan commitment fees and dividends on securities sold short), bro kerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (excluding distribution expenses and certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the year ended October 31, 1995.
        Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $21,025 during the year ended October 31, 1995 from commissions earned on sales of the Fund's shares.
        (b) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1%

Premier Strategic Investing
(formerly Dreyfus Strategic Investing)-See Note 1
--------------------------------------------------------------------------------
Notes To Financial Statements (continued)

of the value of the average daily net assets of Class B and Class C shares, respectively. During the year ended October 31, 1995, $315,491 and $1 were charged to the Class B and Class C shares, respectively, by the Distributor pursuant to the Plan.
        (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. For the year ended October 31, 1995, $546,140, $105,163 and $1 were charged to the Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
        (d) Each trustee who is not an "affiliated person" as defined in the Act, receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-Securities Transactions:
        (a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, financial futures, forward currency exchange contracts and options transactions during the year ended October 31, 1995:

                                                                                      Purchases                      Sales
                                                                                     ------------                 ------------
        Long transactions...................................                         $517,800,727                 $508,567,026
        Short sale transactions.............................                           63,368,304                   28,252,372
                                                                                     ------------                 ------------
            Total...........................................                         $581,169,031                 $536,819,398
                                                                                     ------------                 ------------
                                                                                     ------------                 ------------

        The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. Securities sold short at October 31, 1995, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

Premier Strategic Investing
(formerly Dreyfus Strategic Investing)-See Note 1
--------------------------------------------------------------------------------
Notes To Financial Statements (continued)
        The following summarizes open forward currency exchange contracts at October 31, 1995:

                                                                                    U.S. Dollar          Unrealized
Forward Currency Contracts:                                     Proceeds              Value            (Depreciation)
                                                               ----------           ----------         --------------
        Sales:
          Swiss Francs, expiring 12/18/95........              $4,900,000           $5,220,942             $(320,942)
                                                                                                           ---------
                                                                                                           ---------

        The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the statement of assets and liabilities.
        The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1995 and their related unrealized market appreciation are set forth in the Statement of Financial Futures.
        (b) At October 31, 1995, accumulated net unrealized appreciation on investments was $12,059,037, consisting of $17,036,696 gross unrealized appreciation and $4,977,659 gross unrealized depreciation.
        At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Premier Strategic Investing
(formerly Dreyfus Strategic Investing)-See Note 1
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Premier Strategic Investing

        We have audited the accompanying statement of assets and liabilities of Premier Strategic Investing, including the statements of investments, financial futures and securities sold short, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Strategic Investing at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                              Ernst & Young LLP

New York, New York
December 5, 1995


Important Tax Information (Unaudited)
--------------------------------------------------------------------------------
        For Federal tax purposes the Fund hereby designates $.543 per share as a long-term capital gain distribution paid on December 14, 1994.

Premier Strategic Investing
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940



Further information is contained
in the Prospectus, which must
precede or accompany this report.


Printed in U.S.A.                       037/632AR9510